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                                                                    EXHIBIT 99.1

               Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

     I, George A. McMillan, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of CMGI, Inc., and, except as corrected or supplemented in a subsequent covered report:

          o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Company's audit committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          o the Annual Report on Form 10-K for the fiscal year ended July 31, 2002, filed with the Commission on October 29, 2002, of CMGI, Inc.;

          o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of CMGI, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          o    any amendments to any of the foregoing.

 /s/ George A. McMillan                 Subscribed and sworn to before
-----------------------                 me this 29th day of October 2002.
George A. McMillan
October 29, 2002
                                        /s/ Nathaniel Gaede
                                        -------------------------------------
                                        Name: Nathaniel Gaede
                                        Notary Public
                                        My Commission Expires: March 24, 2006